UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100 Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 Entry into a Material Definitive Agreement

See Item 5.02 below.

ITEM 5.02 Appointment of an Officer; Resignation of an Officer; Compensatory Arrangements of an Officer

Effective October 19, 2020, David Lieberman retired as the Chief Financial Officer of Marathon Patent Group, Inc., and Simeon Salzman was appointed as Chief Financial Officer.

Mr. Simeon Salzman has served as the Chief Financial Officer and Senior Vice President of the Las Vegas Monorail Company, a private non-profit 501c(4) entity, since July 2018. The Las Vegas Monorail Company operates a driverless monorail transit system that carries approximately 4,600,000 passengers annually over a 3.9 mile elevated track. There Mr. Salzman was responsible for overseeing all financial functions including audit, treasury and corporate finance. In addition, he was responsible for internal control compliance and management strategy.

Prior to the Las Vegas Monorail Company and from May 2015 to July 2018, Mr. Salzman served as the Chief Financial Officer for Wendoh Media and Corner Bar Management for over three years. Wendoh Media operated a weekly publication, a video editing entity, and a digital advertising entity. Corner Bar Management operates four different bars and restaurants in Downtown Las Vegas. Using his previous experience as the Corporate Controller for various managed nightlife, lounges and restaurants at the most prestigious Resort & Casinos on the Las Vegas Strip, Mr. Salzman was able to parlay his skill set revitalizing the various food and beverage establishments operated by Corner Bar Management in Downtown Las Vegas. Through enhanced analytical reviews, budgeting, internal control implementation and reducing overhead, Mr. Salzman was able to save over $1.4 million in aggregate costs and generate EBITDA of over 25% for eight consecutive quarters.

Mr. Salzman previously served as the Vice President of Programs and Secretary on the Board of Director’s for Financial Executives International (FEI). Financial Executives International connects senior-level financial executives by defining the profession, exchanging ideas about best practices, educating members and others while working with the government to improve the general economy. He also currently serves as the Treasurer on the Board of Directors of his local neighborhood HOA. Mr. Salzman holds a Bachelor of Science in Accounting and a Bachelor of Arts in Criminal Justice & Criminology from the University of Maryland, College Park. He is a Certified Public Accountant.

On October 19, 2020, the Company entered into an Executive Employment Agreement with Mr. Salzman (the “Agreement”). The Agreement has a term of two years and automatically renews for successive one year terms unless either party provides notice of nonrenewal at least 90 days prior to the end of the initial term or any renewal term. Mr. Salzman’s annual base salary is $200,000 with bonuses at the discretion of the Company’s Board of Directors. Mr. Salzman may also receive a grant of restricted stock units, and any such grant shall vest in four equal amounts on the date of grant and the three successive three month anniversaries thereof. In the event of a change in control, all RSUs vest immediately. Mr. Salzman received a signing bonus of $25,000 in lieu of a base pay increase during the second year of the Agreement. Mr. Salzman is entitled to 30 paid vacation days per year and is entitled to participate in all Company benefit plans per standard Company policy.

Upon any termination of the Agreement, Mr. Salzman is entitled to compensation and reimbursement of expenses through the date of termination as well as payment for any accrued and unpaid vacation days. If the termination is other than for cause, Mr. Salzman’s outstanding RSUs shall immediately vest. Upon a termination not for cause by the Company or by Mr. Salzman with good reason or within 180 days of a change in control, he shall receive the greater of his remaining base salary for the remaining term of the Agreement and 12 months base salary plus benefits. The Agreement contains customary and usual definitions of termination for cause and good reason.

The Annual Bonus, and any and all stock based compensation (such as options and equity awards) (collectively, the “Clawback Benefits”) shall be subject to “Clawback Rights” as follows: during the period that the Executive is employed by the Company and upon the termination of the Executive’s employment and for a period of three (3) years thereafter, if there is a restatement of any financial results from which any metrics were determined to be achieved which were the basis of the granting and calculation of such Clawback Benefits to the Executive, the Executive agrees to repay any amounts which were determined by reference to any Company financial results which were later restated (as defined below), to the extent the Clawback Benefits amounts paid exceed the Clawback Benefits amounts that would have been paid, based on the restatement of the Company’s financial information.

Item 9.01 Exhibit.

10.1	Employment Agreement as of October 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2020

MARATHON PATENT GROUP, INC.

By:	/s/ Merrick Okamoto
Name:	Merrick Okamoto
Title:	Chief Executive Officer